                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 3, 2001



                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


       California                        000-23993                            33-0480482
-----------------------------       ----------------------         ------------------------------
     (State or Other               (Commission File Number)       (IRS Employer Identification No.)
Jurisdiction of Incorporation)


                  16215 Alton Parkway, Irvine, California 92618
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 450-8700


                                 Not Applicable
                        ---------------------------------
          (Former Name or Former Address, if Changed since Last Report)

   An amendment to the Current Report on Form 8-K dated January 3, 2001, filed on Form 8-K/A on March 19, 2001 ("Amendment No. 1"), was filed in order to include the historical financial statements of Visiontech Ltd. ("Visiontech") and the unaudited pro forma financial information listed below. This Form 8-K/A ("Amendment No. 2") is being filed to revise the unaudited pro forma financial information to give effect to the revision of Broadcom Corporation's financial statements as of and for the nine month period ended September 30, 2000, filed on Form 10-Q/A on or about March 30, 2001 and to discuss the current status of certain Visiontech performance-based warrants assumed by Broadcom. Other than the changes noted above, we have not undertaken herein to amend, supplement or update any information contained in the original Form 8-K or in Amendment No. 1 to give effect to subsequent events.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

    Previously filed with Amendment No. 1.

(b) Pro forma financial information.

    The following unaudited pro forma condensed financial information is being filed herewith:

    Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2000 (restated).

    Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2000 (restated) and the twelve months ended December 31, 1999.


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

ITEM 7(b). PRO FORMA FINANCIAL INFORMATION

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               September 30, 2000
                                 (In thousands)

                                                                HISTORICAL
                                                        ---------------------------       PRO FORMA         PRO FORMA
                                                         BROADCOM       VISIONTECH       ADJUSTMENTS         COMBINED
                                                        -----------     -----------     --------------      ----------
                                                         (restated)                                         (restated)
ASSETS
Current assets:
  Cash and cash equivalents                             $   377,813     $     3,028     $        --        $   380,841
  Short-term investments                                    104,570              --              --            104,570
  Accounts receivable, net                                  152,484             681              --            153,165
  Inventory                                                  44,471             361              --             44,832
  Deferred taxes                                              8,980              --              --              8,980
  Prepaid expenses and other current assets                  25,807              47              --             25,854
                                                        -----------     -----------     -----------        -----------
          Total current assets                              714,125           4,117              --            718,242
Property and equipment, net                                  85,961           1,342              --             87,303
Deferred taxes                                              290,131              --              --            290,131
Goodwill and purchased intangibles, net                     673,974              --         100,724 (a)        774,698
Other assets                                                 24,963              --              --             24,963
                                                        -----------     -----------     -----------        -----------
          Total assets                                  $ 1,789,154     $     5,459     $   100,724        $ 1,895,337
                                                        ===========     ===========     ===========        ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Trade accounts payable                                $    92,818     $       685     $        --        $    93,503
  Wages and related benefits                                 14,279              --              --             14,279
  Income taxes payable                                       29,068              --              --             29,068
  Accrued liabilities                                        25,058           1,412          13,508 (b)         39,978
  Current portion of long-term debt                           1,152              --              --              1,152
                                                        -----------     -----------     -----------        -----------
          Total current liabilities                         162,375           2,097          13,508            177,980
Long-term debt, less current portion                            702              --              --                702
Shareholders' equity
  Common stock                                            1,940,316          18,296         (18,296)(c)      2,161,824
                                                                                            221,508 (d)
  Notes receivable from employees                           (13,561)             --              --            (13,561)
  Deferred stock-based compensation                        (461,157)         (2,849)       (100,530)(a)       (561,687)
                                                                                              2,849 (c)
  Retained earnings                                         160,479         (12,085)        (30,400)(e)        130,079
                                                                                             12,085 (c)
                                                        -----------     -----------     -----------        -----------
          Total shareholders' equity                      1,626,077           3,362          87,216          1,716,655
                                                        -----------     -----------     -----------        -----------
          Total liabilities and shareholders' equity    $ 1,789,154     $     5,459     $   100,724        $ 1,895,337
                                                        ===========     ===========     ===========        ===========


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

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30, 2000
                      (In thousands, except per share data)

                                                 HISTORICAL
                                          ------------------------      PRO FORMA        PRO FORMA
                                           BROADCOM     VISIONTECH     ADJUSTMENTS        COMBINED
                                          ----------    ----------    --------------     ----------
                                          (restated)                                     (restated)
Revenue                                   $ 755,923     $     853      $      --         $ 756,776
Cost of revenue                             317,430           590             --           318,020
                                          ---------     ---------      ---------         ---------
Gross profit                                438,493           263             --           438,756
Operating expense:
  Research and development                  163,350         2,338             --           165,688
  Selling, general and administrative        72,097         2,545             --            74,642
  Stock-based compensation expense           30,655           640         20,760 (g)        52,055
  Amortization of goodwill and
    purchased intangibles                    16,015            --         15,321 (f)        31,336
  In-process research and development        45,660            --             --            45,660
  Merger related costs                        4,745            --             --             4,745
                                          ---------     ---------      ---------         ---------
Income (loss) from operations               105,971        (5,260)       (36,081)           64,630
Interest and other income, net               12,984            83             --            13,067
                                          ---------     ---------      ---------         ---------
Income (loss) before income taxes           118,955        (5,177)       (36,081)           77,697
Provision (benefit) for income taxes         38,507            --        (14,432)(h)        24,075
                                          ---------     ---------      ---------         ---------
Net income (loss)                         $  80,448     $  (5,177)     $ (21,649)        $  53,622
                                          =========     =========      =========         =========
Basic earnings per share                  $    0.37                                      $    0.25
                                          =========                                      =========
Diluted earnings per share                $    0.31                                      $    0.21
                                          =========                                      =========
Weighted average shares (basic)             215,444                                        216,593
                                          =========                                      =========
Weighted average shares (diluted)           257,111                                        259,361
                                          =========                                      =========


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

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999
                      (In thousands, except per share data)

                                                 HISTORICAL
                                           ------------------------      PRO FORMA        PRO FORMA
                                            BROADCOM     VISIONTECH     ADJUSTMENTS       COMBINED
                                           ---------     ----------    --------------     ---------
Revenue                                    $ 521,225     $   1,266      $      --         $ 522,491
Cost of revenue                              211,991           988             --           212,979
                                           ---------     ---------      ---------         ---------
Gross profit                                 309,234           278             --           309,512
Operating expense:
  Research and development                   121,733         1,717             --           123,450
  Selling, general and administrative         62,602         2,236             --            64,838
  Stock-based compensation expense                --         1,383         27,681 (g)        29,064
  Amortization of goodwill and purchased
    intangibles                                   --            --         20,426 (f)        20,426
  Merger related costs                        15,210            --             --            15,210
  Litigation settlement costs                 17,036            --             --            17,036
                                           ---------     ---------      ---------         ---------
Income (loss) from operations                 92,653        (5,058)       (48,107)           39,488
Interest and other income, net                 8,648            17             --             8,665
                                           ---------     ---------      ---------         ---------
Income (loss) before income taxes            101,301        (5,041)       (48,107)           48,153
Provision (benefit) for income taxes          28,830            --        (19,243)(h)         9,587
                                           ---------     ---------      ---------         ---------
Net income (loss)                          $  72,471     $  (5,041)     $ (28,864)        $  38,566
                                           =========     =========      =========         =========
Basic earnings per share                   $    0.36                                      $    0.19
                                           =========                                      =========
Diluted earnings per share                 $    0.31                                      $    0.16
                                           =========                                      =========
Weighted average shares (basic)              201,667                                        202,816
                                           =========                                      =========
Weighted average shares (diluted)            235,651                                        237,901
                                           =========                                      =========







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

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. BASIS OF PRESENTATION

   The following unaudited pro forma condensed combined financial statements give effect to the acquisition by Broadcom Corporation (the "Company") of substantially all the assets of Visiontech Ltd. ("Visiontech"). This acquisition was completed on January 3, 2001.

   The accompanying Unaudited Pro Forma Condensed Combined Statements of Operations (the "Pro Forma Statements of Operations") for the twelve months ended December 31, 1999 and the nine months ended September 30, 2000 give effect to the acquisition of Visiontech, accounted for as a purchase business combination, as if it had occurred on January 1, 1999. The Pro Forma Statements of Operations are based on historical results of operations of the Company and Visiontech for the twelve months ended December 31, 1999 and the nine months ended September 30, 2000. The Unaudited Pro Forma Condensed Combined Balance Sheet (the "Pro Forma Balance Sheet") gives effect to the acquisition as if it had occurred on September 30, 2000. The Pro Forma Statements of Operations and Pro Forma Balance Sheet and accompanying notes (collectively, the "Pro Forma Financial Information") should be read in conjunction with, and are qualified by reference to, the historical financial statements of the Company and of Visiontech and the related notes thereto.

   The Pro Forma Financial Information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations of the Company after the acquisition of Visiontech, or of the financial position or results of operations of the Company that would have actually occurred had the acquisition of Visiontech been effected on January 1, 1999.

2. PRO FORMA ASSUMPTIONS

   The following represents the preliminary allocation of the purchase price over the historical net book values of the acquired assets and assumed liabilities of Visiontech at September 30, 2000, and is included for illustrative pro forma purposes only. The Company is in the process of obtaining an independent appraisal of the fair value of acquired in-process research and development and identifiable intangible assets as of the acquisition date in accordance with APB Opinion No. 16, "Business Combinations." Accordingly, these allocations are preliminary and are subject to change upon the completion of the independent third party valuation. Assuming the transaction had occurred on September 30, 2000, the preliminary allocation would have been as follows (in thousands):

Assumed value of shares of the Company's
     common stock issued and value of
     Company's restricted common stock
     and employee stock options exchanged     $221,508
Estimated transaction costs                     13,508
                                              --------
Estimated total acquisition costs              235,016
Less: net assets assumed                         3,362
                                              --------
Unallocated excess of acquisition costs
     over net assets assumed                  $231,654
                                              ========
Preliminary allocation to:
     In-process research and development      $ 30,400
     Goodwill and purchased intangibles        100,724
     Deferred stock-based compensation         100,530
                                              --------
                                              $231,654
                                              ========

   The purchase price of Visiontech consists of 2,250,002 shares of common stock which includes a) 1,149,343 shares of common stock valued at $113.2 million based upon the Company's stock price for a short period just before and after the Company and Visiontech reached agreement and the proposed transaction was announced and b) 1,100,659 shares of restricted common stock and employee stock options valued at $108.3 million in accordance with FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation - an Interpretation of APB No. 25."

   Prior to the Company's acquisition of Visiontech, Visiontech entered into a number of purchase and development agreements whereby certain of its customers were granted performance-based warrants that vest upon the satisfaction by customers of certain purchase or development requirements. The warrants issued by Visiontech were immediately exercisable (and all but one customer did in fact exercise the




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

warrants prior to the Company's acquisition of Visiontech), but are subject to Visiontech's right to repurchase the shares for the original exercise price paid per share. These shares shall vest and the repurchase right will lapse with respect to such shares as the purchase or development performance commitments in the warrant agreements are met. The unexercised performance-based warrants and the shares issued pursuant to the performance-based warrants that are subject to repurchase are collectively referred to herein as the "Warrant Shares."

   In addition to the purchase consideration discussed above, the Company has issued or reserved 5,714,270 additional shares of common stock for future issuance to customers for the Warrant Shares of Visiontech that were assumed by the Company. In this purchase price determination and allocation, the Warrant Shares assumed have been assigned no value because the Company will account for the Warrant Shares under Emerging Issues Task Force ("EITF") Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with, Selling Goods or Services" and EITF Topic D-90, "Grantor Balance Sheet Presentation of Unvested, Forfeitable Equity Instruments Granted to a Nonemployee." Warrant Shares earned by customers will be accounted for as reductions of revenue in future periods only as and to the extent customers holding such Warrant Shares satisfy specified purchase or development requirements and thereby cause the Warrant Shares to become vested. These Warrant Shares will be accounted for using the fair value of the warrant shares at such future vesting dates. The Warrant Shares generally vest quarterly over the period from January 2001 through December 2004, subject to satisfaction by customers of the applicable purchase or development requirements, and are generally exercisable for an exercise price of $0.002 per share.

   Based on the recent significant economic slowdown in the technology sector and current market conditions, the Company has concluded that certain of the purchase agreements may no longer be desirable. Therefore, the Company is in the process of negotiating termination of two of the five purchase agreements and cancellation of the related Warrant Shares. In addition, the Company may in the future consider revising or terminating the remaining three purchase agreements and the three development agreements, which could result in the cancellation of the related Warrant Shares. In the event these terminations occur, the accounting for any Warrant Shares earned in prior periods will not be affected.

   For purposes of the Pro Forma Financial Information, the estimated amount of the in-process research and development is $30.4 million, which is based upon a preliminary independent third party valuation. Because such in-process research and development is not expected to reach the stage of technological feasibility by the anticipated acquisition date and is expected to have no alternative future use, this amount shall be immediately written-off by the Company and has been reflected in the pro forma balance sheet as a charge against retained earnings.

3. PRO FORMA ADJUSTMENTS

   The pro forma financial information reflects the following adjustments:

   a) To record the preliminary allocation of the purchase price to goodwill and purchased intangibles and deferred compensation.

   b) To accrue estimated transaction costs.

   c) To eliminate Visiontech shareholders' equity accounts.

   d) To record the acquisition of Visiontech's equity securities by the issuance of the Company's common stock, restricted common stock and the assumption of employee stock options.

   e) To record the allocation of purchase price to in-process research and development.

   f) To record amortization expense for goodwill and purchased intangibles over an expected estimated period of benefit ranging from two to five years.

   g) To record stock-based compensation expense generally over a three to four-year period.

   h) Reflects the estimated tax effects of the pro forma adjustments. The pro forma adjustments for the amortization of goodwill and purchased intangibles and certain stock-based compensation are excluded from such computations, as the Company does not expect to realize any benefit from these items.

4. PRO FORMA EARNINGS PER SHARE

   Basic and diluted earnings per share for each period are calculated by dividing pro forma net income by the shares used to calculate earnings per share in the historical period plus the effect of the shares and options which were exchanged or assumed in connection with the acquisition of Visiontech. The effect of the performance-based warrants assumed by the Company will be included in the calculation of basic and diluted earnings per share as of the beginning of the period in which the warrants are earned by customers.






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

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BROADCOM CORPORATION,
                                         a California corporation


                                         By: /s/  WILLIAM J. RUEHLE
                                             --------------------------------
March 29, 2001                               William J. Ruehle
                                             Vice President and Chief Financial
                                             Officer
                                             (Principal Financial Officer)


                                             /s/  SCOTT J. POTERACKI
                                             --------------------------------
                                             Scott J. Poteracki Senior
                                             Director of Finance and Corporate
                                             Controller
                                             (Principal Accounting Officer)



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